Exhibit 99.1

Plum Acquisition Corp. I Announces the Separate Trading of its Class A Ordinary Shares and Warrants Commencing May 6, 2021

San Francisco, CA May 5, 2021—Plum Acquisition Corp. I (Nasdaq: PLMIU) (the “Company”) announced that, commencing May 6, 2021, holders of the units sold in the Company’s initial public offering of 31,921,634 units, completed on March 18, 2021 and April 9, 2021, may elect to separately trade the Class A ordinary shares and warrants included in the units. Those units not separated will continue to trade on the Nasdaq Capital Market (“Nasdaq”) under the symbol “PLMIU,” and the Class A ordinary shares and warrants that are separated will trade on Nasdaq under the symbols “PLMI” and “PLMIW,” respectively. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and warrants.

The units were initially offered by the Company in an underwritten offering. Goldman Sachs & Co. LLC served as sole book-running manager for the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on March 15, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus. Copies of the prospectus may be obtained by contacting Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, New York 10282, or by telephone at (866) 471-2526, or by email at prospectus-ny@ny.email.gs.com..

About Plum Acquisition Corp. I

The Company is sponsored by Plum Partners, LLC (the “Sponsor”) and led by Executive Chairwoman Ursula Burns, Chief Executive Officer Clay Whitehead, President Kanishka Roy, and Chief Financial and Chief Operating Officer Mike Dinsdale. While the Company may pursue an initial business combination target in any industry, it currently intends to pursue opportunities with internet and software companies that leverage platform models in enterprise software, SMB software and infrastructure, or disruptive marketplace models in verticals where the Plum team has extensive expertise, such as business automation, health and wellbeing, and finance- and insurance-related tech.

Contacts

Media@plumpartners.com

Sean Healy

Sean@healycorp.com

201-857-2520

201-218-2039/cell

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.